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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                 May 28, 1997
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                         SATCON TECHNOLOGY CORPORATION
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

        Delaware                 001-11512           04-2857552
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     (State or other           (Commission         (IRS Employer
     jurisdiction of           File Number)        Identification No.)
     incorporation)


        161 First Street, Cambridge, Massachusetts                    02142
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     (Address of principal executive offices)                        (Zip Code)


     Registrant's telephone number, including area code:  (617) 661-0540
                                                          --------------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

     On May 28, 1997, SatCon Technology Corporation (the "Company") entered into a Securities Purchase Agreement (the "Agreement"), dated as of May 28, 1997, by and among the Company, Beacon Power Corporation, a wholly-owned subsidiary of the Company ("Beacon"), and Duquesne Enterprises ("Duquesne"). Pursuant to the terms of the Agreement, Duquesne purchased from the Company and the Company issued, sold and delivered to Duquesne 798,138 shares (the "Shares") of the Company's common stock, par value $.01 per share, and received warrants to purchase 500,000 shares of Beacon's Common Stock, $.01 par value per share ("Beacon's Common Stock"), at a purchase price of $6.00 per share. The warrants expire on the earlier of May 28, 1999 and 30 days after the filing of a registration statement with respect to Beacon's Common Stock. The aggregate consideration received by the Company was $5,000,000. In exchange for certain intangible assets and a capital contribution equal to its proceeds from Duquesne, the Company received all of the capital stock of Beacon, consisting of 3,000,000 shares of Beacon's Common Stock and 1,000,000 shares of Beacon's Preferred Stock convertible into shares of Beacon's Common Stock. Duquesne also entered into agreements pursuant to which it will act as exclusive distributor of Beacon's products, subject to certain exceptions, in seven Mid-Atlantic States and the District of Colombia and shall be entitled to purchase up to 20% of future equity sales by Beacon.

     Beacon was organized by the Company to continue the development and distribution of the stationary, on-ground applications of its fly-wheel energy storage technology. A fly-wheel energy storage system acts as a mechanical battery and has applications in a variety of markets requiring an uninterruptible power source, including the cable television and telecommunications markets.

     The Shares were not registered under the Securities Act of 1933, as amended (the "Securities Act") but Duquesne and the Company entered into a registration rights agreement.

     The terms of the Agreement were determined on the basis of arms-length negotiations. Prior to the execution of the Agreement, neither the Company nor Beacon had any material relationship with Duquesne.

     This report may contain forward-looking statements within the meaning of
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company's current judgment on certain issues. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could cause actual results to differ materially are described in the Company's reports on Forms 10-K and 10-Q on file with the Securities and Exchange Commission.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements.

               None.

          (b)  Pro forma financial information.

               None.

          (c)  Exhibits.

               The Exhibit to this report is listed in the Index to Exhibits set forth on page 4 hereof.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 6, 1997      SATCON TECHNOLOGY CORPORATION



                              By: /s/ David B. Eisenhaure
                                 ----------------------------------
                                David B. Eisenhaure
                                President, Chief Executive Officer and
                                Chairman of the Board of Directors

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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                          EXHIBIT
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10.13     Securities Purchase Agreement, dated as of May 28, 1997, by and among
          SatCon Technology Corporation, Beacon Power Corporation and Duquesne Enterprises.

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